UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2004


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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     Delaware                000-27969                        94-3180138
     --------                ---------                        ----------
(State or other       (Commission File Number)             (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

                                  ------------

                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                                  -------------

       Registrant's telephone number, including area code: (408) 467-1900




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.                           Description
----------                            -----------

     99.1 Press Release dated February 9, 2004 regarding financial information for Immersion for the quarter ended December 31, 2003 and forward-looking statements relating to fiscal 2004.




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Item 12.  Results of Operations and Financial Condition.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing.

         On February 9, 2004, Immersion issued a press release (the "Press Release") announcing Immersion's financial results for the quarter ended December 31, 2003 and forward-looking statements relating to fiscal 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include or relate to Immersion's future revenue and operating results, consumer and industry demand for haptic technology and haptically enabled products, Immersion's ability to increase market share and to succeed in new markets, and realization of revenues and other benefits under third party agreements. These and other risks related to Immersion are detailed in Immersion's most recent reports on Form 10-K for the year ended December 31, 2002 as filed with the SEC on March 28, 2003 and Form 10-Q for the quarter ended September 30, 2003, as filed with the SEC on November 14, 2003. Immersion does not undertake any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IMMERSION CORPORATION


Date:  February 9, 2004   By: /s/ Victor Viegas
                             -----------------------------------------
                             Victor Viegas
                             President, Chief Executive Officer, Chief
                             Financial Officer and Director


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                                  EXHIBIT INDEX


Exhibit No.                           Description
----------                            -----------

     99.1 Press Release dated February 9, 2004 regarding financial information for Immersion for the quarter ended December 31, 2003 and forward-looking statements relating to fiscal 2004.